                                  EXHIBIT 99.4

              Directors, Executive Officers and Controlling Persons
                                       of
                        Tele-Communications, Inc. ("TCI")


                                    DIRECTORS

Name                     Principal Occupation &                                  Principal Business or Organization in
                         Business Address                                        which such employment is conducted
Donne F. Fisher          Consultant & Director of TCI; Business                  Cable television & telecommunications
                         Executive                                               & programming services
                         5619 DTC Parkway
                         Englewood, CO 80111

John W. Gallivan         Director of TCI; Chairman of the Board                  Newspaper publishing
                         of Kearns-Tribune Corporation
                         400 Tribune Building
                         Salt Lake City, UT 84111

Paul A. Gould            Director of TCI, Managing Director of                   Investment banking services
                         Allen & Company Incorporated
                         711 5th Avenue
                         New York, New York 10022

Leo J. Hindery, Jr.      President, Chief Operating Officer and                  Cable television & telecommunications
                         Director of TCI                                         & programming services
                         5619 DTC Parkway
                         Englewood, CO 80111

                         Director of TCI; Business Consultant; Special           Business Consulting; Law
Jerome H. Kern           Counsel to Baker & Botts, L.L.P.
                         5619 DTC Parkway
                         Englewood, CO 80111

Kim Magness              Director of TCI; Business Executive                     Management of various business
                         4000 E. Belleview                                       enterprises
                         Englewood, CO 80111

John C. Malone           Chairman of the Board, Chief Executive                  Cable television & telecommunications
                         Officer & Director of TCI                               & programming services
                         5619 DTC Parkway
                         Englewood, CO 80111

Robert A. Naify          Director of TCI; President & Chief Executive            Provider of services to the motion
                         Officer of Todd-AO Corporation                          picture industry
                         172 Golden Gate Avenue
                         San Francisco, CA 94102

Name                     Principal Occupation &                                  Principal Business or Organization in
                         Business Address                                        Which such Employment Is Conducted
J.C. Sparkman            Consultant & Director of TCI                            Cable television & telecommunications
                         5619 DTC Parkway                                        & programming services
                         Englewood, CO 80111


                               EXECUTIVE OFFICERS

Gary K. Bracken          Senior Vice President & Controller                      Cable television & telecommunications
                         of TCI Communications, Inc.                             & programming services
                         5619 DTC Parkway
                         Englewood, CO 80111

Robert R. Bennett        Executive Vice President of TCI                         Cable television & telecommunications
                         5619 DTC Parkway                                        & programming services
                         Englewood, CO 80111

Stephen M. Brett         Executive Vice President, Secretary                     Cable television & telecommunications
                         & General Counsel of TCI                                & programming services
                         5619 DTC Parkway
                         Englewood, CO 80111

Gary S. Howard           President and Chief Executive Officer of TCI            Cable television & telecommunications
                         Ventures Group, LLC                                     & programming services
                         5619 DTC Parkway
                         Englewood, CO 80111

Marvin Jones             Director, Executive Vice President & Chief              Cable television & telecommunications
                         Operating Officer of TCI Communications,                & programming services
                         Inc.
                         5619 DTC Parkway
                         Englewood, CO 80111

Larry E. Romrell         Executive Vice President of TCI                         Cable television & telecommunications
                         5619 DTC Parkway                                        & programming services
                         Englewood, CO 80111

Bernard W.               Senior Vice President & Treasurer of TCI                Cable television & telecommunications
Schotters, II            Communications, Inc.                                    & programming services
                         5619 DTC Parkway
                         Englewood, CO 80111

Fred A. Vierra           Executive Vice President of TCI                         Cable television & telecommunications
                         5619 DTC Parkway                                        & programming services
                         Englewood, CO 80111

          EXECUTIVE OFFICERS AND DIRECTORS OF COX COMMUNICATIONS, INC.

                                                                     Principal Occupation
     Name                            Position                        and Business Address
     ----                            --------                        --------------------
James O. Robbins                 Executive Officer and            President and Chief Executive Officer
                                 Director                         Cox Communications, Inc.
                                                                  1400 Lake Hearn Dr., NE
                                                                  Atlanta, GA  30319

Ajit M. Dalvi                    Executive Officer                Senior Vice President/Programming &
                                                                       Strategy
                                                                  Cox Communications, Inc.
                                                                  1400 Lake Hearn Dr., NE
                                                                  Atlanta, GA  30319

Jimmy W. Hayes                   Executive Officer                Senior Vice President/Finance and
                                                                       Chief Financial Officer
                                                                  Cox Communications, Inc.
                                                                  1400 Lake Hearn Dr., NE
                                                                  Atlanta, GA  30319

Alex B. Best                     Executive Officer                Senior Vice President/Engineering
                                                                  Cox Communications, Inc.
                                                                  1400 Lake Hearn Dr., NE
                                                                  Atlanta, GA  30319

David M. Woodrow                 Executive Officer                Senior Vice President/Broadband Services
                                                                  Cox Communications, Inc.
                                                                  1400 Lake Hearn Dr., NE
                                                                  Atlanta, GA  30319

James A. Hatcher                 Executive Officer                Vice President/Legal and Regulatory Affairs
                                                                  Cox Communications, Inc.
                                                                  1400 Lake Hearn Dr., NE
                                                                  Atlanta, GA  30319

John M. Dyer                     Executive Officer                Vice President/Accounting and
                                                                       Financial Planning
                                                                  Cox Communications, Inc.
                                                                  1400 Lake Hearn Dr., NE
                                                                  Atlanta, GA  30319

          EXECUTIVE OFFICERS AND DIRECTORS OF COX COMMUNICATIONS, INC.

                                                                     Principal Occupation
     Name                            Position                        and Business Address
     ----                            --------                        --------------------
Jayson R. Juraska                Executive Officer                Vice President/Operations
                                                                  Cox Communications, Inc.
                                                                  1400 Lake Hearn Dr., NE
                                                                  Atlanta, GA  30319

Claus F. Kroeger                 Executive Officer                Vice President/Operations
                                                                  Cox Communications, Inc.
                                                                  1400 Lake Hearn Dr., NE
                                                                  Atlanta, GA  30319

Margaret A. Bellville            Executive Officer                Vice President/Operations
                                                                  Cox Communications, Inc.
                                                                  1400 Lake Hearn Dr., NE
                                                                  Atlanta, GA  30319

Janet Morrison Clarke            Director                         Managing Director - Global
                                                                       Database Marketing
                                                                  Citibank
                                                                  One Court Square
                                                                  40th Floor
                                                                  Long Island City, NY  11120

John R. Dillon                   Director                         Managing Director - Cravey, Green & Wahlen
                                                                  12 Piedmont Center, Suite 210
                                                                  Atlanta, GA  30305

David E. Easterly                Director                         President and Chief Operating Officer
                                                                  Cox Enterprises, Inc.
                                                                  1400 Lake Hearn Dr., NE
                                                                  Atlanta, GA  30319

Robert F. Erburu                 Director                         Chairman of the Board (Retired) of
                                                                       The Times Mirror Company
                                                                  Times Mirror Square
                                                                  Los Angeles, CA 90053

          EXECUTIVE OFFICERS AND DIRECTORS OF COX COMMUNICATIONS, INC.

                                                                     Principal Occupation
     Name                            Position                        and Business Address
     ----                            --------                        --------------------
James C. Kennedy                 Director                         Chairman and Chief Executive Officer
                                                                  Cox Enterprises, Inc.
                                                                  1400 Lake Hearn Dr., NE
                                                                  Atlanta, GA  30319

Andrew J. Young                  Director                         Co-Chairman - Good Work International
                                                                  Sun Trust Plaza, Suite 4800
                                                                  303 Peachtree Street, N.E.
                                                                  Atlanta, GA 30308

         EXECUTIVE OFFICERS AND DIRECTORS OF COX TELEPORT PARTNERS, INC.

                                                                     Principal Occupation
     Name                            Position                        and Business Address
     ----                            --------                        --------------------
James O. Robbins                   Executive Officer             President of Cox Teleport Partners, Inc.,
                                   and Director                       President and Chief Executive Officer of
                                                                      Cox Communications, Inc.
                                                                 1400 Lake Hearn Dr., NE
                                                                 Atlanta, GA  30319

Jimmy W. Hayes                     Executive Officer             Vice President of Cox Teleport Partners, Inc.
                                   and Director                  Senior Vice President/Finance and Chief
                                                                      Financial Officer of
                                                                      Cox Communications, Inc.
                                                                 1400 Lake Hearn Dr., NE
                                                                 Atlanta, GA 30319

James A. Hatcher                   Director                      Vice President/Legal and Regulatory
                                                                      Affairs of Cox Communications, Inc.
                                                                 1400 Lake Hearn Dr., NE
                                                                 Atlanta, GA 30319

Preston B. Barnett                 Executive Officer             Vice President of Cox Teleport
                                                                      Partners, Inc.; Vice President/Tax of
                                                                      Cox Enterprises, Inc.
                                                                 1400 Lake Hearn Dr., NE
                                                                 Atlanta, GA  30319

David M. Woodrow                   Executive Officer             Vice President of Cox Teleport Partners, Inc;
                                                                      Senior Vice President/Broadband
                                                                      Services of Cox Communications, Inc.
                                                                 1400 Lake Hearn Dr., NE
                                                                 Atlanta, GA  30319

William L. Killen, Jr.             Executive Officer             Vice President of Cox Teleport Partners,
                                                                      Inc.; Vice President/New Media of
                                                                      Cox Enterprises, Inc.
                                                                 1400 Lake Hearn Dr., NE
                                                                 Atlanta, GA  30319

         EXECUTIVE OFFICERS AND DIRECTORS OF COX TELEPORT PARTNERS, INC.

                                                                     Principal Occupation
     Name                            Position                        and Business Address
     ----                            --------                        --------------------
Andrew A. Merdek                   Executive Officer             Secretary of Cox Teleport Partners, Inc.
                                                                 Vice President/Legal Affairs and
                                                                 Corporate Secretary of Cox Enterprises, Inc.
                                                                 1400 Lake Hearn Dr., NE
                                                                 Atlanta, GA  30319

            EXECUTIVE OFFICERS AND DIRECTORS OF COX ENTERPRISES, INC.

                                                                  Principal Occupation
     Name                            Position                     and Business Address
     ----                            --------                     --------------------

James C. Kennedy                   Executive Officer          Chairman, Chief Executive Officer
                                   and Director               Cox Enterprises, Inc.
                                                              1400 Lake Hearn Dr., NE
                                                              Atlanta, GA  30319

David E. Easterly                  Executive Officer          President, Chief Operating Officer
                                   and Director               Cox Enterprises, Inc.
                                                              1400 Lake Hearn Dr., NE
                                                              Atlanta, GA  30319

Preston B. Barnett                 Executive Officer          Vice President/Tax
                                                              Cox Enterprises, Inc.
                                                              1400 Lake Hearn Dr., NE
                                                              Atlanta, GA  30319

Timothy W. Hughes                  Executive Officer          Senior Vice President/Administration
                                                              Cox Enterprises, Inc.
                                                              1400 Lake Hearn Dr., NE
                                                              Atlanta, GA  30319

William L. Killen, Jr.             Executive Officer          Vice President/New Media
                                                              Cox Enterprises, Inc.
                                                              1400 Lake Hearn Dr., NE
                                                              Atlanta, GA  30319

Marybeth Leamer                    Executive Officer          Vice President, Human Resources
                                                              Cox Enterprises, Inc.
                                                              1400 Lake Hearn Dr., NE
                                                              Atlanta, GA  30319

Alexander V.                       Executive Officer          Vice President, Public Policy
Netchvolodoff                                                 Cox Enterprises, Inc.
                                                              1400 Lake Hearn Dr., NE
                                                              Atlanta, GA  30319

Barbara Cox Anthony                Executive Officer          Vice President
                                   and Director               Cox Enterprises, Inc.
                                                              1400 Lake Hearn Dr., NE
                                                              Atlanta, GA  30319

            EXECUTIVE OFFICERS AND DIRECTORS OF COX ENTERPRISES, INC.

                                                                Principal Occupation
     Name                            Position                   and Business Address
     ----                            --------                   --------------------
Anne Cox Chambers                  Executive Officer          Vice President
                                   and Director               Cox Enterprises, Inc.
                                                              1400 Lake Hearn Dr., NE
                                                              Atlanta, GA  30319

Andrew A. Merdek                   Executive Officer          Vice President/Legal Affairs
                                                              Corporate Secretary
                                                              Cox Enterprises, Inc.
                                                              1400 Lake Hearn Dr., NE
                                                              Atlanta, GA  30319

Dean H. Eisner                     Executive Officer          Vice President/Business Development
                                                                   and Planning
                                                              Cox Enterprises, Inc.
                                                              1400 Lake Hearn Dr., NE
                                                              Atlanta, GA  30319

Richard J. Jacobson                Executive Officer          Vice President and Treasurer
                                                              Cox Enterprises, Inc.
                                                              1400 Lake Hearn Dr., NE
                                                              Atlanta, GA  30319

Arthur M. Blank                    Director                   President and Chief Executive Officer
                                                              The Home Depot, Inc.
                                                              One Paces West
                                                              2727 Paces Ferry Road, NW
                                                              Atlanta, GA  30339

Thomas O. Cordy                    Director                   President
                                                              CI Cascade Corporation
                                                              5350 Cascade Road
                                                              Atlanta, GA  30331

Carl R. Gross                      Director                   Retired Senior Vice President
                                                              Chief Administrative Officer
                                                              Cox Enterprises, Inc.
                                                              1400 Lake Hearn Dr., NE
                                                              Atlanta, GA  30319

            EXECUTIVE OFFICERS AND DIRECTORS OF COX ENTERPRISES, INC.

                                                                 Principal Occupation
     Name                            Position                    and Business Address
     ----                            --------                    --------------------
Ben F. Love                        Director                   Director, Consultant of
                                                                   Texas Commerce Bank, N.A.
                                                              600 Travis Street
                                                              Houston, TX  77252

Robert C. O'Leary                  Executive Officer          Senior Vice President and Chief
                                   and Director                    Financial Officer
                                                              Cox Enterprises, Inc.
                                                              1400 Lake Hearn Dr., NE
                                                              Atlanta, GA  30319

Scott A. Hatfield                  Executive Officer          Vice President and Chief Information Officer
                                                              Cox Enterprises, Inc.
                                                              1400 Lake Hearn Dr., NE
                                                              Atlanta, GA  30319

Michael J. Mannheimer              Executive Officer          Vice President/Materials Management
                                                              Cox Enterprises, Inc.
                                                              1400 Lake Hearn Dr., NE
                                                              Atlanta, GA  30319

Paul J. Rizzo                      Director                   Vice Chairman (retired 1/1/95) of
                                                                   IBM Corporation
                                                              73 Weaver Street (residence)
                                                              Unit #16
                                                              Greenwich, CT  06830

             EXECUTIVE OFFICERS AND DIRECTORS OF COX HOLDINGS, INC.

                                                                   Principal Occupation
     Name                            Position                      and Business Address
     ----                            --------                      --------------------
David E. Easterly                  Executive Officer          President of Cox Holdings, Inc., President
                                   and Director                    and Chief Operating Officer of Cox
                                                                   Enterprises, Inc.
                                                              1400 Lake Hearn Dr., NE
                                                              Atlanta, GA  30319

Dean H. Eisner                     Executive Officer          Vice President of Cox Holdings,
                                   and Director                    Vice President/Business Development
                                                                   and Planning of Cox Enterprises, Inc.
                                                              1400 Lake Hearn Dr., NE
                                                              Atlanta, GA  30319

William L. Killen, Jr.             Executive Officer          Vice President of Cox Holdings,
                                                                   Vice President/New Media of
                                                                   Cox Enterprises, Inc.
                                                              1400 Lake Hearn Dr., NE
                                                              Atlanta, GA  30319

Andrew A. Merdek                   Executive Officer          Vice President and Secretary of Cox
                                   and Director                    Holdings, Vice President/Legal Affairs
                                                                   and Corporate Secretary of
                                                                   Cox Enterprises, Inc.
                                                              1400 Lake Hearn Dr., NE
                                                              Atlanta, GA  30319

Richard J. Jacobson                Executive Officer          Treasurer of Cox Holdings, Inc., Vice
                                                                   President and Treasurer
                                                                   of Cox Enterprises, Inc.
                                                              1400 Lake Hearn Dr., NE
                                                              Atlanta, GA  30319

Preston B. Barnett                 Executive Officer          Vice President of Cox Holdings,
                                                                   Vice President/Tax of
                                                                   Cox Enterprises, Inc.
                                                              1400 Lake Hearn Dr., NE
                                                              Atlanta, GA  30319


        EXECUTIVE OFFICERS AND DIRECTORS OF COX INVESTMENT COMPANY, INC.

                                                                    Principal Occupation
     Name                            Position                       and Business Address
     ----                            --------                       --------------------
David E. Easterly                  Executive Officer           President of Cox Investment Company, Inc.,
                                   and Director                     President and Chief Operating Officer of
                                                                    Cox Enterprises, Inc.
                                                               1400 Lake Hearn Dr., NE
                                                               Atlanta, GA  30319

Dean H. Eisner                     Executive Officer           Vice President of Cox Investment Company, Inc.
                                   and Director                Vice President/Business Development
                                                                    and Planning of Cox Enterprises, Inc.
                                                               1400 Lake Hearn Dr., NE
                                                               Atlanta, GA  30319

Preston B. Barnett                 Executive Officer           Vice President of Cox Investment
                                                                    Company, Inc.
                                                               Vice President/Tax of Cox Enterprises, Inc.
                                                               1400 Lake Hearn Dr., NE
                                                               Atlanta, GA  30319

Andrew A. Merdek                   Executive Officer           Secretary of Cox Investment Company, Inc.
                                   and Director                Vice President/Legal Affairs and Corporate
                                                                    Secretary of Cox Enterprises, Inc.
                                                               1400 Lake Hearn Dr., NE
                                                               Atlanta, GA  30319

Richard J. Jacobson                Executive Officer           Treasurer of Cox Investment Company, Inc.
                                                               Vice President and Treasurer of
                                                                    Cox Enterprises, Inc.
                                                               1400 Lake Hearn Dr., NE
                                                               Atlanta, GA  30319

                   Shares of Class A Common Stock of Teleport
                 owned by Cox Executive Officers and Directors*

    Name                                                     Number of Shares
    ----                                                     ----------------
Anne Cox Chambers                                                  30,000
John R. Dillon                                                      3,500
James O. Robbins                                                    4,700
David M. Woodrow                                                    1,500
Alexander V. Netchvolodoff                                          1,100
Preston B. Barnett                                                    663
Claus F. Kroeger                                                      300
James A. Hatcher                                                      500


* Each of the above persons' holdings represent less than 1% of the outstanding shares of Class A Common Stock of Teleport.




















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